Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On February 9, 2020, our ultimate parent company, EXOR N.V., announced that it had entered into exclusive discussions with Covéa Cooperations S.A. regarding a possible all-cash acquisition of PartnerRe. Should these discussions result in the execution of a binding agreement for the sale of the common shares of the Company, on the terms and subject to satisfaction of the conditions in such binding agreement, the consummation of such transaction would result in a change of control of the Company. These discussions are ongoing and there is no certainty that they will result in a transaction.